                                                                    EXHIBIT 4.30

                                                                  CONFORMED COPY
                                                                  --------------

                                 AMENDMENT TO
                                 ------------
                          WAIVER TO CREDIT AGREEMENT
                          --------------------------

          This AMENDMENT TO WAIVER TO CREDIT AGREEMENT is dated as of March 30, 2001 (the "Amendment"), is entered into by and among ICG COMMUNICATIONS, INC., a
           ---------
Delaware corporation, and each of its direct and indirect subsidiaries party to the Agreement (as defined below) (each, individually, a "Borrower" and
                                                         --------
collectively, the "Borrowers"), THE CHASE MANHATTAN BANK, a New York banking
                   ---------
corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "Lenders"), and THE CHASE
                                                -------
MANHATTAN BANK, as agent (the "Agent").
                               -----

                                  WITNESSETH:

          WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of December 4, 2000, as amended by that certain First Amendment to Revolving Credit Agreement dated as of January 31, 2001 (as so amended, the "Agreement"), pursuant to which the Lenders have
                              ---------
made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000 and initially not to be less than $200,000,000; and

          WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Waiver to Credit Agreement dated as of March 30, 2001 (the "Waiver")
                                                                    ------
pursuant to which the Lenders and the Agent waived Borrowers' compliance with certain of the provisions of the Agreement; and

          WHEREAS, the Borrowers have requested the Agent and the Lenders to supplement the Waiver in certain respects to waive compliance with certain related provisions of the Agreement; and

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  Capitalized terms used and not otherwise
                      -----------
defined in this Amendment are used as defined in the Agreement.

          Section 2.  Amendments to Waiver.
                      --------------------

          2.1 Section 2.1 of the Waiver is hereby amended by deleting the references to "April 13, 2001" in both places where such date appears and substituting therefor the date "April 17, 2001".
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          2.2  The Waiver is hereby further amended by adding a new Section 2.3 thereto as follows:

               2.3 The Lenders hereby waive the provisions of Section 5.1(c) of the Agreement solely to the extent necessary to waive the failure of the Borrowers' accountants to deliver to the Agent and each of the Lenders a negative assurance certificate accompanying the Borrowers' audited consolidated financial statements for fiscal year 2000 as required pursuant to clause (ii) of such Section 5.1(c). The foregoing waiver is effective only in the specific instance referenced herein and the Borrowers hereby acknowledge their obligations under Sections 5.1(c) and acknowledge that the foregoing waiver shall not in any way waive compliance with the provisions of Section 5.1(c) of the Agreement for fiscal year 2001 or thereafter.

          Section 3.  Effectiveness.  The effectiveness of this Amendment is
                      -------------
subject to the satisfaction and occurrence of the following conditions precedent:

          3.1 The Agent shall have received executed counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers and the Lenders.

          Section 4.  Full Force and Effect.  Except as specifically amended
                      ---------------------
hereby, all of the terms and conditions of the Waiver and the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Amendment need be made in any instrument or document at any time referred to the Waiver, a reference to the Waiver in any of such to be deemed to be a reference to the Waiver as amended hereby.

          Section 5.  Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

          Section 6.  Headings.  The various headings of this Amendment are
                      --------
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                                   BORROWERS:


                                   ICG COMMUNICATIONS, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG TEVIS, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG FUNDING, LLC

                                   By:  ICG Communications, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                           ---------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Executive Vice President


                                   ICG SERVICES, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG MOUNTAIN VIEW, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President

                                   ICG NETAHEAD, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG EQUIPMENT, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG CANADIAN ACQUISITION, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG HOLDINGS (CANADA) CO.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG HOLDINGS, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Executive Vice President


                                   ICG TELECOM GROUP, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   NIKONET, LLC

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                           ---------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG OHIO LINX, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG ENHANCED SERVICES, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   COMMUNICATIONS BUYING GROUP, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG TELECOM GROUP OF VIRGINIA, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   ICG DATACHOICE NETWORK SERVICES, L.L.C.

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member

                                        By: /s/ Bernard L. Zuroff
                                           ---------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   PTI HARBOR BAY, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   BAY AREA TELEPORT, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   ICG ACCESS SERVICES - SOUTHEAST, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   TRANS AMERICAN CABLE, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President

                                   ICG TELECOM OF SAN DIEGO, L.P.

                                   By:  ICG Telecom Group, Inc.,
                                        its General Partner

                                        By: /s/ Bernard L. Zuroff
                                           ---------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   WESTERN PLAINS FINANCE, L.L.C.

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                           ---------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG CHOICECOM MANAGEMENT, LLC

                                   By:  ICG Telecom Group, Inc.,
                                        its Managing Member


                                        By: /s/ Bernard L. Zuroff
                                           ---------------------------
                                        Name:  Bernard L. Zuroff
                                        Title: Vice President


                                   ICG CHOICECOM, L.P.

                                   By:  ICG ChoiceCom Management, LLC
                                        its General Partner

                                        By:  ICG Telecom Group, Inc.,
                                             its Managing Member


                                             By: /s/ Bernard L. Zuroff
                                                ---------------------------
                                             Name:  Bernard L. Zuroff
                                             Title: Vice President

                                   DOWNNORTH, INC.


                                   By: /s/ Bernard L. Zuroff
                                      ---------------------------
                                   Name:  Bernard L. Zuroff
                                   Title: Vice President


                                   THE CHASE MANHATTAN BANK,
                                   Individually and as Agent


                                   By: /s/ Norma C. Corio
                                      ---------------------------
                                   Name:  Norma C. Corio
                                   Title: Managing Director